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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 5, 1999 included in the Company's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in or made a part of this registration statements.

                                          Arthur Andersen LLP

Washington, D.C.
May 5, 1999